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                                                                     Exhibit 99b

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Bassett Furniture Industries, Inc. (the "Company") on Form 10-Q for the period ending August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Barry C. Safrit, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ BARRY C. SAFRIT
   ----------------------------------
Barry C. Safrit
Vice President, Chief Financial Officer



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